EXHIBIT 10



               CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



The Board of Directors of OM Financial Life Insurance Company:

We consent to the use in the Registration Statement No. 333-142420 and 811-21952 on Form N-4 of our report dated April 15, 2008 with respect to statutory statements of admitted assets, liabilities, and capital and surplus of OM Financial Life Insurance Company (the Company) as of December 31, 2007 and 2006, and the related statutory statements of operations, changes in capital and surplus, and cash flow for each of the years in the three year-period ended December 31, 2007, and the use of our report dated April 21, 2008 with respect to the statements of assets and liabilities of Old Mutual Financial Network Separate Account VA of OM Financial Life Insurance Company (comprised of the sub-accounts listed in Note 1, but not including those sub-accounts offered through the Beacon Advisor) as of December 31, 2007, and the related statements of operations and changes in net assets, and the financial highlights for the period then ended, appearing in the Statement of Additional Information, which is incorporated by reference herein, and to the reference to our firm under the heading, "Financial Statements" in the Statement of Additional Information.

Our report dated April 15, 2008 includes explanatory language that states that Company prepared the statutory financial statements using accounting principles prescribed or permitted by the Maryland Insurance Administration, which practices differ from U.S. generally accepted accounting principles. Accordingly, our report states that the statutory financial statements are not presented fairly in conformity with U.S. generally accepted accounting principles and further states that those financial statements are presented fairly, in all material respects, in conformity with statutory accounting principles.


/s/ KPMG LLP


Baltimore, Maryland
April 29, 2008